================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000
                                                          --------------
                       BANC ONE AUTO GRANTOR TRUST 1996-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)

                            BANC ONE ABS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                  (State or other jurisdiction of organization)


                333-3457                              31-1467431
        ------------------------           ------------------------------------
        (Commission File Number)           (IRS Employer Identification Number)


201 North Central Avenue, Phoenix, Arizona                        85004
------------------------------------------                      --------
(Address of principal executive offices)                       (Zip Code)


                                 (602) 221-3704
                ------------------------------------------------
               Registrant's telephone number, including area code

================================================================================

Item 5. Other Events

        On April 17, 2000, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from March 15, 2000 through April 16, 2000 and for the Collection Period from March 1, 2000 through March 31, 2000.


Item 7. Exhibits

        See page 4 for Exhibit Index.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1996-B

                                   By: Bank One, Arizona, N.A., as Servicer
                                         on behalf of the Trust


                                   By: /s/ Tracie H. Klein
                                       ----------------------------
                                       Name: Tracie H. Klein
                                       Title: Vice President


Date:  April 18, 2000
       --------------

EXHIBIT INDEX


Exhibit           Description                                    Page
-------           -----------                                    ----


99.1 Monthly Statements and Additional Information............   5-13

                             Servicer's Certificate
                         (Pursuant to Section 3.9 of the
                            the Pooling and Servicing
                         Agreement, dated June 1, 1996)


                       Banc One Auto Grantor Trust 1996-B


              Interest Period March 15, 2000 through April 16, 2000

             Collection Period March 1, 2000 through March 31, 2000


The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.



Signed by: /s/ Tracie H. Klein
           --------------------
               Tracie H. Klein



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                      $305,686,731.00
(B) Total Certificate Balance                                                                     $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                               96.00%
    (ii)  Original Class A Principal Balance                                                      $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                         6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                4.00%
    (ii)  Original Class B Principal Balance                                                       $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                         6.70%
(E) Servicing Fee Rate (per annum)                                                                          1.00%
(F) Weighted Average Coupon (WAC)                                                                          12.15%
(G) Weighted Average Original Maturity (WAOM)                                                               60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                               45.97 months
(I) Number of Receivables                                                                                  31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                          1.50%
    (ii)  Reserve Fund Initial Deposit                                                              $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise greater of J(iii)(b or d)
          (b) Percent of Initial Certificate Balance                                                        1.00%
          (c) Percent of Remaining Certificate Balance                                                      3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                              8.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                                 $15,087,263.82
(B) Total Certificate Balance                                                                                $15,087,263.82
(C) Total Certificate Pool Factor                                                                                 0.0493553
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                         $14,483,759.83
    (ii) Class A Certificate Pool Factor                                                                          0.0493553
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                            $603,503.99
    (ii) Class B Certificate Pool Factor                                                                          0.0493553
(F) Reserve Fund Balance                                                                                      $3,056,867.31
(G) Cumulative Net Losses for All Prior Periods                                                               $5,454,886.64
(H) Charge-off Rate for Second Preceding Period                                                                       1.30%
(I) Charge-off Rate for Preceding Period                                                                              1.83%
(J) Delinquency Percentage for Second Preceding Period                                                                3.13%
(K) Delinquency Percentage for Preceding Period                                                                       3.04%
(L) Weighted Average Coupon (WAC)                                                                                   12.180%
(M) Weighted Average Remaining Maturity (WAM)                                                                         17.58 months
(N) Number of Receivables                                                                                             3,546

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                              $15,042,212.34
    (ii)  Prepayments in Full                                                                                         $0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                              $0.00
    (iv)  Other Refunds Related to Principal                                                                          $0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                  $155,993.27
    (ii)  Repurchased Loan Proceeds Related to Interest                                                               $0.00
(C) Weighted Average Coupon (WAC)                                                                                    12.16%
(D) Weighted Average Remaining Maturity (WAM)                                                                         16.98 months
(E) Remaining Number of Receivables                                                                                   3,252
(F) Delinquent Receivables
                                                                       Dollar Amount                               #  Units
                                                                       --------------                              --------
    (i)   30-59 Days Delinquent                                              $855,878        6.34%                      186
    (ii)  60-89 Days Delinquent                                              $206,952        1.53%                       68
    (iii) 90 Days or More Delinquent                                         $165,297        1.22%                       44

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                                      $14,819.86
(B) Collection Account Investment Income                                                                                     $0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                                         $45,051.48
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                           $45,051.48
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                          $0.00
    (ii)  Liquidation Proceeds Related to Interest                                                                           $0.00
    (iii) Recoveries from Prior Month Charge Offs                                                                       $31,142.08


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                         $155,993.27
(B) Liquidation Proceeds Related to Interest                                                                                 $0.00
(C) Repurchased Loan Proceeds                                                                                                $0.00
(D) Recoveries from Prior Month Charge Offs                                                                             $31,142.08
                                                                                                                   ---------------
(E) Interest Collections                                                                                               $187,135.35
Principal Collections:
(F) Principal Payments Received Plus Optional Amount Pursuant to Section XI.2                                       $15,042,212.34
(G) Liquidation Proceeds Related to Principal                                                                                $0.00
(H) Repurchased Loan Proceeds                                                                                                $0.00
                                                                                                                   ---------------
(I) Principal Collections                                                                                           $15,042,212.34

(J) Total Collections                                                                                               $15,229,347.69

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                                 $12,572.72
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                      $0.00
                                                                                                                   ---------------
    (iii) Total Servicing Fee                                                                                           $12,572.72

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                                      $79,057.19
    (ii)  Class A prior period Interest Carryover Shortfall                                                                  $0.00
                                                                                                                   ---------------
    (iii) Class A Interest Distribution                                                                                 $79,057.19
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                       $3,369.56
    (ii)  Class B prior period Interest Carryover Shortfall                                                                  $0.00
                                                                                                                   ---------------
    (iii) Class B Interest Distribution                                                                                  $3,369.56

(D) Total Certificate Interest Distribution                                                                             $82,426.75
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                                    $94,999.47

Principal:
(F) Principal Collections                                                                                           $15,042,212.34
(G) Realized Losses                                                                                                     $45,051.48
                                                                                                                   ---------------
(H) Total Monthly Principal                                                                                         $15,087,263.82
(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                                 $14,483,759.83
    (ii)  Class A prior period Principal Carryover Shortfall                                                                 $0.00
                                                                                                                   ---------------
    (iii) Class A Principal Distribution                                                                            $14,483,759.83
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                    $603,503.99
    (ii)  Class B prior period Principal Carryover Shortfall                                                                 $0.00
                                                                                                                   ---------------
    (iii) Class B Principal Distribution                                                                               $603,503.99

(K) Total Principal Distribution                                                                                    $15,087,263.82

(L) Total Interest and Principal Distribution Amounts                                                               $15,182,263.29
       plus Servicing Fee

G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                             $187,135.35
(B)  Class B Percentage of Principal Collections                                                                       $601,701.37
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                           $12,572.72
    (ii)  Servicing Fee paid                                                                                            $12,572.72
                                                                                                                       -----------
    (iii) Unpaid Servicing Fee                                                                                               $0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                    $174,562.63
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                                 $79,057.19
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                              $79,057.19
    (iii) Total Interest Collections available after Class A Interest Distribution paid                                 $95,505.44
    (iv)  Class A Interest Distribution remaining to be paid                                                                 $0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections                                $0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                 $0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                               $0.00
    (viii)Class A Interest Carryover Shortfall                                                                               $0.00
    (ix)  Class A Interest Distribution paid                                                                            $79,057.19

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                  $3,369.56
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution               $3,369.56
    (iii) Total Interest Collections available after Class B Interest Distribution paid                                 $92,135.88
    (iv)  Class B Interest Distribution remaining to be paid                                                                 $0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                               $0.00
    (vi)  Class B Interest Carryover Shortfall                                                                               $0.00
    (vii) Class B Interest Distribution paid                                                                             $3,369.56

(G) Total Interest Paid                                                                                                 $82,426.75
(H) Total Interest and Servicing Fee Paid                                                                               $94,999.47
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid         $92,135.88

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                     $15,042,212.34
(K) Excess Interest                                                                                                     $92,135.88
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                              $0.00
(M) Total Collections available to be distributed as principal                                                      $15,134,348.22

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                            $14,483,759.83
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                    $14,483,759.83
    (iii) Total Collections available after Class A Principal Distribution paid                                        $650,588.39
    (iv)  Class A Principal Distribution remaining to be paid                                                                $0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                              $0.00
    (vi)  Class A Principal Carryover Shortfall                                                                              $0.00
    (vii) Total Class A Principal Distribution paid                                                                 $14,483,759.83

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                               $603,503.99
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                       $603,503.99
    (iii) Total Collections available after Class B Principal Distribution paid                                         $47,084.40
    (iv)  Class B Principal Distribution remaining to be paid                                                                $0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                              $0.00
    (vi)  Class B Principal Carryover Shortfall                                                                              $0.00
    (vii) Total Class B Principal Distribution paid                                                                    $603,503.99

(P)  Total Excess Cash to the Reserve Fund                                                                              $47,084.40

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                   Beginning                              End
                                                                   of Period                           of Period
                                                             -----------------------            -------------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                         $15,087,263.82                                $0.00
    (ii)   Aggregate Certificate Pool Factor                              0.0493553                            0.0000000
    (iii)  Class A Principal Balance                                 $14,483,759.83                                $0.00
    (iv)   Class A Pool Factor                                            0.0493553                            0.0000000
    (v)    Class B Principal Balance                                    $603,503.99                                $0.00
    (vi)   Class B Pool Factor                                            0.0493553                            0.0000000

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                      12.18%                               12.16%
    (ii)  Weighted Average Remaining Maturity (WAM)                           17.58 months                         16.98 months
    (iii) Remaining Number of Receivables                                     3,546                                3,252
    (iv)  Pool Balance                                               $15,087,263.82                       $13,496,078.83

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                                      $3,056,867.31
(B) Less: Draw to pay Class A Interest Distribution                                                                $0.00
(C) Reserve Account Balance after draw                                                                     $3,056,867.31
(D) Less: Draw to pay Class B Interest Distribution                                                                $0.00
(E) Reserve Account Balance after draw                                                                     $3,056,867.31
(F) Less: Draw to pay Class A Principal Distribution                                                               $0.00
(G) Reserve Account Balance after draw                                                                     $3,056,867.31
(H) Less: Draw to pay Class B Principal Distribution                                                               $0.00
(I) Reserve Account Balance after draw                                                                     $3,056,867.31
(J) Total excess Collections deposited in the Reserve Fund                                                    $47,084.40
                                                                                                           -------------
(K) Reserve Fund Balance                                                                                   $3,103,951.71
(L) Specified Reserve Account Balance                                                                      $3,056,867.31
(M) Reserve Account Release to Seller                                                                         $47,084.40
                                                                                                           -------------
(N) Ending Reserve Account Balance                                                                         $3,056,867.31
                                                                                                           =============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                      $0.00
    (ii)  Liquidation Proceeds Related to Interest                                                                       $0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                             $31,142.08
(B) Realized Net Losses for Collection Period                                                                       $45,051.48
(C) Charge-off Rate for Collection Period (annualized)                                                                   1.17%
(D) Cumulative Aggregate Net Losses for all Periods                                                              $5,468,796.04

(E) Delinquent Receivables
                                                                        Dollar Amount                    # Units
                                                                        -------------                    -------
    (i)   30-59 Days Delinquent                                            $855,878       6.34%             186
    (ii)  60-89 Days Delinquent                                            $206,952       1.53%              68
    (iii) 90 Days or More Delinquent                                       $165,297       1.22%              44

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)  Second Preceding Collection Period                                         1.30%
    (ii) Preceding Collection Period                                                1.83%
    (iii)Current Collection Period                                                  1.17%
    (iv) Three Month Average (Avg(i,ii,iii))                                        1.43%

(B) Delinquency Percentages
    (i)  Second Preceding Collection Period                                         3.13%
    (ii) Preceding Collection Period                                                3.04%
    (iii)Current Collection Period                                                  2.76%
    (iv) Three Month Average (Avg(i,ii,iii))                                        2.98%

(C) Loss and Delinquency Trigger Indicator                          Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------                                                                       Per $1,000 of
                                                                                                        Original Principal
(A)  Amount of distribution allocable to principal:                             Dollars ($)                  Balance
                                                                        -------------------------    ---------------------
    (i)    Class A Certificates                                               $14,483,759.83               49.3553097
    (ii)   Class B Certificates                                                  $603,503.99               49.3553540

                                                                                                          Per $1,000 of
                                                                                                       Original Principal
(B)  Amount of distribution allocable to interest:                              Dollars ($)                  Balance
                                                                        -------------------------      ---------------------
    (i)    Class A Certificates                                                   $79,057.19                0.2693977
    (ii)   Class B Certificates                                                    $3,369.56                0.2755674

(C)  Pool Balance as of the close of business on the last day of              $13,496,078.83
      the Collection Period                                                  ---------------

                                                                                                           Per $1,000 of
                                                                                                         Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to           Dollars ($)                  Balance
      the related Collection Period                                     -------------------------       ---------------------
     (i)  Total Servicing Fee                                                     $12,572.72
     (ii) Class A Percentage of the Servicing Fee                                 $12,069.80                0.0411294
     (iii)Class B Percentage of the Servicing Fee                                    $502.92                0.0411294

                                                                                                           Per $1,000 of
                                                                                                         Original Principal
                                                                                 Dollars ($)                 Balance
                                                                        -------------------------       ---------------------
(E)  (i)  Class A Interest Carryover Shortfall                                         $0.00                0.0000000
     (ii) Class A Principal Carryover Shortfall                                        $0.00                0.0000000
     (iii)Class B Interest Carryover Shortfall                                         $0.00                0.0000000
     (iv) Class B Principal Carryover Shortfall                                        $0.00                0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)   Class A Interest Carryover Shortfall                                        $0.00                0.0000000
     (vi)  Class A Principal Carryover Shortfall                                       $0.00                0.0000000
     (vii) Class B Interest Carryover Shortfall                                        $0.00                0.0000000
     (viii)Class B Principal Carryover Shortfall                                       $0.00                0.0000000

(F) Pool factors for each class of certificates, after giving
    effect to all payments allocated to principal                                                          Pool Factor
                                                                                                         ---------------------
     (i)  Class A Pool Factor                                                                               0.0000000
     (ii) Class B Pool Factor                                                                               0.0000000

(G)  Amount of the aggregate Realized Losses, if any, for such Collection         $45,051.48
      Period ($)                                                                ----------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last
     day of the preceding Collection Period                                      $372,248.79

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date             $3,056,867.31
                                                                               -------------

(J) Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                            Principal Balance
                                                                                                           --------------------
    (i)    Class A Principal Balance                                                                            $0.00
    (ii)   Class B Principal Balance                                                                            $0.00

(K) Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                              $0.00

(L) Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)       $0.00
                                                                                       -----

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                $12,572.72
     (ii)  Servicing Fees retained by the Seller                                        $12,572.72
                                                                                    --------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                             $0.00
                                                                                                           -------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
      (i)   for the Class A Interest Distribution                                       $79,057.19
      (ii)  for the Class A Principal Distribution                                  $14,483,759.83
                                                                                    --------------
      (iii) Total (i+ii)                                                                                  $14,562,817.02
                                                                                                          --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
     Account:
      (i)   for the Class B Interest Distribution                                        $3,369.56
      (ii)  for the Class B Principal Distribution                                     $603,503.99
                                                                                     -------------
      (iii) Total (i+ii)                                                                                     $606,873.56
                                                                                                           -------------

(D)  Withdraw excess Collections from the Collection Account and deposit in
     the Reserve Fund                                                                                         $47,084.40
                                                                                                             -----------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
     Account:
     (i)    Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
            Principal Collections                                                                                  $0.00
     (ii)   Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                                  $0.00
                                                                                                                   -----
     (iii)  Total                                                                                                             $0.00
                                                                                                                              -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of
           the Class A Interest Distribution                                                                       $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal Distribution                                         $0.00
                                                                                                                   -----
     (iii) Total                                                                                                              $0.00
                                                                                                                              -----


